Federated Managed Risk Fund
A Portfolio of Federated Equity Funds
CLASS A SHARES (TICKER FDRAX)
INSTITUTIONAL SHARES (TICKER FDRIX)

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 31, 2015
On January 24, 2017, the Board of Trustees (the “Board”) of Federated Equity Funds approved a Plan of Liquidation for Federated Managed Risk Fund (the “Fund”) pursuant to which the Fund will be liquidated on or about February 24, 2017 (the “Liquidation” or the “Liquidation Date”). In approving the Liquidation, the Board determined that the liquidation of the Fund is in the best interests of the Fund and its shareholders.
Accordingly, the Fund may begin positioning the portfolio of the Fund for liquidation, which may cause the Fund to deviate from its stated investment objective and strategies. It is anticipated that the Fund's portfolio will be positioned into cash on, or some time prior to, the Liquidation Date. Effective as of the close of business on February 10, 2017, the Fund will be closed to investments by new investors or existing shareholders.
Any shares outstanding at the close of business on the Liquidation Date will be automatically redeemed. Such redemption shall follow the procedures set forth in the Fund's Plan of Liquidation. Any income or capital gains will be distributed to shareholders, if necessary, prior to the Liquidation.
At any time prior to the Liquidation Date, the shareholders of the Fund may redeem their shares of the Fund pursuant to the procedures set forth in the Fund's Prospectus. Shareholders also may exchange their shares of the Fund into shares of the same class of another Federated fund if the shareholder meets the eligibility criteria and investment minimum for the Federated fund for which the shareholder is exchanging.
If you are a taxable shareholder, the Liquidation of the Fund will be a recognition event. Any income or capital gains distributed to shareholders prior to the Liquidation Date will be subject to taxation. All investors should consult with their tax advisor regarding the tax consequences of this Liquidation.
January 25, 2017

Federated Managed Risk Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q453617 (1/17)
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